UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 25, 2006

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events

On October 25, 2006, Coherent, Inc. issued a press release announcing that it received a prohibition order from the German Federal Cartel Office (FCO) regarding its proposed acquisition of Excel Technology, Inc.  The text of the press release is attached to this current report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant issued on October 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: October 26, 2006
By: /s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel

EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant issued on October 25, 2006